INCOME TAXES	6 Months Ended
Sep. 30, 2024
Notes and other explanatory information [abstract]
INCOME TAXES

NOTE 8. INCOME TAXES

The Company is a BVI business company. The BVI government does not, under existing legislation, impose any income or corporate tax on corporations.

PDS is a U.S. corporation and is subject to U.S. federal, state and local income taxes, as applicable.

iOx is subject to U.K. taxes.

The following is a reconciliation of the U.S. taxes to the effective income tax rates for the six months ended September 30, 2024 and 2023 (in thousands, except percentages):

	Six Months Ended September 30,
	2024	2023
Loss before income taxes	$3,024	$12,143
Income tax benefit	$3	$1,052
Effective tax rate	0.10%	8.66%

The Company’s effective tax rates were 0.10% and 8.66% for the six months ended September 30, 2024 and 2023, respectively. The decrease in the effective tax rate was primarily due to a change in the mix of income and losses in the various tax jurisdiction in which the Company operates.